OTHER FINANCIAL DATA - ASSETS HELD FOR SALE (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Assets Held For Sale Disclosure [Abstract]
Property, plant and equipment, net	$ 292
Inventories	4
Total assets held for sale	296
Liability held for sale - asset retirement obligation	(5)	[1]
Total assets held for sale, net	291
Assets held for sale, Purchase price	$ 370

[1]	Included in Other Current Liabilities on the Consolidated Balance Sheet.